EXHIBIT 10.2
                                                                    ------------



                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT


         THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment"), dated as of December 13, 2005, is between Anteon International Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of March 15, 2002 (the "Rights Agreement"); and

         WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent desire to further amend the Rights Agreement as set forth below;

         NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

         1.       AMENDMENT OF SECTION 1.

                  Section 1 of the Rights Agreement is amended by adding thereto new subsection (p) which shall appear immediately after subsection (o) and which shall read as follows:

                  "(p) 'Merger Agreement' shall mean the Agreement and Plan of Merger, dated December 13, 2005, by and among the Company, General Dynamics Corporation, a Delaware corporation (the "Parent"), and Avenger Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of the Parent (the "Merger Subsidiary"), as the same may be amended from time to time.

         2.       AMENDMENT OF SECTION 7.

                  Paragraph (a) of Section 7 of the Rights Agreement is amended by deleting the word "or" immediately preceding clause (iii) thereof and by adding the following new phrase immediately following clause (iii) thereof: "or
(iv) immediately prior to the Effective Time (as defined in the Merger Agreement)."

         3.       ADDITION OF NEW SECTION 36.

                  The Rights Agreement is amended by adding a Section 36 thereof which shall read as follows:

                  "Section 36. EXCEPTION FOR MERGER AGREEMENT. Notwithstanding any provision of this Agreement to the contrary, neither a
                  Section 11(a)(ii) Event, Section 13(a) Event, Separation Date, Shares Acquisition Date nor a

                  Triggering Event shall be deemed to have occurred, none of the Parent, the Merger Subsidiary (each as defined in the Merger Agreement) or any of their Affiliates or Associates shall be deemed to have become an Acquiring Person, and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3(a), 7(a), 11(a) or 13 of this Agreement, in any such case by reason of (a) the approval, execution or delivery of the Merger Agreement or any amendments thereof or (b) the commencement or, prior to termination of the Merger Agreement, the consummation of any of the transactions contemplated by the Merger Agreement, including the Merger (as defined in the Merger Agreement)."

         4.       EFFECTIVENESS.

         This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         5.       MISCELLANEOUS.

         This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.


                                      ANTEON INTERNATIONAL CORPORATION


                                      By: /s/ Curtis L. Schehr
                                          ------------------------------------
                                      Name:   Curtis L. Schehr
                                      Title:  Senior Vice President &
                                              General Counsel


                                      AMERICAN STOCK TRANSFER & TRUST COMPANY


                                      By: /s/ Joseph F. Wolf
                                          ------------------------------------
                                      Name:   Joseph F. Wolf
                                      Title:  Vice President